                                                                    EXHIBIT 99.2



                         REGISTRATION RIGHTS AGREEMENT


                                 by and between


                             METROMAIL CORPORATION

                                      and

                         R.R. DONNELLEY & SONS COMPANY



                         Dated as of February 24, 1997

                               TABLE OF CONTENTS

                                                                            Page

  1.  Definitions............................................................ 1

  2.  Demand Registrations................................................... 2

  3.  Piggyback Registrations................................................ 4

  4.  Priorities of Inclusion................................................ 5

  5.  Registration Procedures................................................ 6

  6.  Registration Expenses..................................................10

  7.  Indemnification........................................................11

  8.  Standby................................................................15

  9.  Miscellaneous..........................................................15

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 24, 1997, by and between Metromail Corporation, a Delaware corporation (the "Company") and R.R. Donnelley & Sons Company, a Delaware corporation (the "Stockholder").

          The parties hereto agree as follows:

1. Definitions. The following terms as used herein shall have the following meanings:

          "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the Federal government then administering the Securities Act or the Exchange Act.

          "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

          "Company" shall have the meaning specified in the introductory paragraph of this Agreement.

          "Demand Registration Statement" shall have the meaning specified in
     Section 2.01.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

          "Participating Stockholders" with respect to any Registration Statement means Stockholders holding Registrable Securities to be sold pursuant to such Registration Statement.

          "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Registered Securities" with respect to any Registration Statement means the securities covered by such Registration Statement.

          "Registrable Securities" means (i) the Common Stock owned by the Stockholder or any direct or indirect transferee of the Stockholder, (ii) any shares of Common Stock of the Company issued pursuant to clause (iii) hereafter, (iii) any shares of Common Stock issued or issuable in respect of the securities described in clauses (i) and (ii) by reason of a stock split, stock dividend or other recapitalization of the Company and (iv) any securities convertible into or exchangeable for shares of Common Stock covered by the preceding part of this definition. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) or (iii) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any legal or other restriction on transfer and not bearing the following or any similar legend: "These securities have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration under said Act."

          "Registration Statement" means any registration statement filed by the Company under the Securities Act in which any of the Registrable Securities may be included pursuant to this Agreement, including the Prospectus, any amendments and supplements to such Registration Statement, including post-effective amendments and all exhibits and all material incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

          "Stockholder" or "Stockholders" shall mean the Stockholder specified in the introductory paragraph of this Agreement and any direct or indirect transferee of Registrable Securities.

2.   Demand Registrations.

     2.01 Demand Registration. At any time and from time to time the holder or holders of ten percent or more of the then outstanding Registrable Securities shall have the right, by delivery of a written request to the Company, to require the Company to file and use its best efforts to have declared effective in a timely manner a Registration Statement on Form S-1, Form S-2 or Form S-3

(the "Demand Registration Statement") registering the disposition of all or any portion of the Registrable Securities in accordance with the intended method or methods of distribution specified in such request (including, but not limited to, the disposition of such Registrable Securities upon the conversion or exchange of debt or equity securities of a Stockholder that are convertible into or exchangeable for Registrable Securities), subject to the provisions of
Section 2.02. Each request to file a Demand Registration Statement shall specify the number of Registrable Securities requested to be registered.

     2.02 Limitations on Demand Registrations. The demand registration rights granted to the Stockholders pursuant to Section 2.01 are subject to the following limitations:

          (a) the Company shall not be obligated under Section 2.01 to cause to become effective more than four Demand Registration Statements, provided that the following shall not be deemed to constitute a Demand Registration Statement pursuant to Section 2.01: (i) a Registration Statement which does not become or remain effective for the period specified in Section 5.01(a) (unless such Demand Registration Statement has not become effective or does not remain effective due solely to the fault of the Stockholders and the Stockholders have not reimbursed the Company for the expenses incurred by the Company with respect thereto), (ii) a Registration Statement that becomes subject to any stop order, injunction or other order or similar action of the Commission or other governmental agency or court for any reason or (iii) a Registration Statement for which the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection therewith are not satisfied, other than primarily by reason of an act or omission of a Stockholder);

          (b) the Company shall not be obligated to cause any Demand Registration Statement to be declared effective less than 6 months after the effective date of any other Registration Statement filed pursuant to Section 2.01;

          (c) if the sale of Registrable Securities under any Registration Statement filed under Section 2.01 shall be on an underwritten basis, the Participating Stockholders shall have the right to select the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld;

          (d) the Company shall not be obligated to file a Demand Registration Statement unless the total number of shares of Registrable Securities requested to be included in such offering by the Stockholders equals or exceeds 500,000 shares of Common Stock;

          (e) the Company shall be entitled to postpone for a reasonable time, not exceeding 90 days (provided that all postponements under this paragraph in any 12-month period shall not exceed 180 days), the filing of any Demand Registration Statement or its efforts to cause any Demand Registration Statement to become effective if at the time the right to delay is exercised the Company shall determine in good faith that such offering would interfere in any material respect with any material acquisition, financing or other transaction which the Company is actively pursuing or require premature disclosure of any other material corporate development, which disclosure would adversely affect the interests of the Company in any material respect; and

          (f) if the Demand Registration Statement is for a "shelf" offering under Rule 415 under the Securities Act, the Participating Stockholders who wish to sell shall give two business days advance notice to the Company each time they wish to begin sales thereunder and each such notice shall entitle such Participating Stockholders to make sales for a 30-day period beginning with the third business day after the giving of such notice, provided that the Company by notice to the Participating Stockholders may postpone all sales under such Demand Registration Statement for a reasonable time, not exceeding 90 days (provided that all postponements under this paragraph in any 12-month period shall not exceed 180 days), if the Company shall determine in good faith that permitting such sales would interfere in any material respect with any material acquisition, financing other transaction which the Company is actively pursuing or require premature disclosure of any other material corporate development, which disclosure would adversely affect the interests of the Company in any material respect. The Company shall not be required to file such a shelf registration with respect to the conversion or exchange of any convertible or exchangeable Registrable Securities. The Company shall not be required to file such a shelf registration statement unless the Stockholders hold less than 10% of the outstanding Common Stock and Participating Stockholders have previously sold Registered Securities under two underwritten Demand Registration Statements.

     2.03 Over-Allotment Option; Withdrawal. If the managing underwriter of any registration pursuant to this Section 2 requests that the Participating Stockholders grant the underwriters an over-allotment option for the purpose of covering over-allotments that may be made by the underwriters in connection with such offering, then a percentage of the Registrable Securities proposed to be sold by the Participating Stockholders, which portion shall not exceed the maximum amount then permitted by the rules of the National Association of Securities Dealers, Inc. (currently 15%), shall instead be made subject to such over-allotment option, unless otherwise agreed in the underwriting agreement relating thereto. The Participating Stockholders may withdraw any Demand Registration Statement filed with the Commission pursuant to this Section 2 by giving written notice to the Company or the managing underwriter, prior to the effective date of such Demand Registration Statement.

3.   Piggyback Registrations.

          In the event that at any time while Registrable Securities are outstanding, the Company proposes or is required to file a Registration Statement, including pursuant to Section 2, registering any Common Stock to be sold for cash on a form other than Form S-4 or Form S-8 (or such other forms as the Commission may hereafter promulgate for registration of securities in transactions for which Form S-4 or Form S-8 may be used as of the date hereof), whether or not for sale for its own account, the Company will give written notice to the Stockholders at least 15 days prior to the date of filing of the proposed Registration Statement. Upon written request by any Stockholder within 7 days after the receipt of such notice by the Company, the Company will include in the securities to be registered by such Registration Statement all Registrable Securities that any Stockholder indicates in such notice that it desires to sell, subject to the following terms and conditions:

          (a) If such Registration Statement is for a prospective underwritten offering, the Participating Stockholders agree to sell their securities, if the Company so requests, on the same basis as the other securities covered by such Registration Statement are being sold, except that (i) no

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Stockholder shall be required to sell its securities at a price below the minimum price at which such Stockholder is willing to sell its securities as specified to the Company in writing at least five business days prior to the anticipated date of execution of the underwriting agreement, and (ii) no Stockholder shall be required to refrain from disposing of any securities of the Company held by it beyond the periods specified in Section 8 hereof; and

          (b) the Company may withdraw any such Registration Statement before it becomes effective or postpone the offering of securities contemplated by such Registration Statement without any obligation to the Stockholders.

4.   Priorities of Inclusion.

          In the case of any underwritten offering (other than pursuant to Section 2), if the number of shares of Registrable Securities requested to be included by the Stockholders pursuant to Section 3 in the respective Registration Statement exceeds the maximum number of shares of stock which the managing underwriter advises the Company, in its judgment, may be distributed without materially adversely affecting the price, timing or distribution of the securities to be included in the offering by the Company or the stockholder selling under such Registration Statement, the Company may reduce the amount of securities to be included by the Participating Stockholders, any stockholder selling under such Registration Statement and the Company as follows:

          (a) if the Company initiates the offering, first all the shares being offered by the Company shall be included, then all the shares being offered by the Participating Stockholders shall be included (prorated among them based upon shares owned if all shares offered by the Participating Stockholders cannot be so included) and finally shares being offered by others may be included; and

          (b) if the offering is initiated by other stockholders, the number of shares which may be included by the Participating Stockholders and all other stockholders shall be prorated based upon the numbers of shares owned by each such seller.

5.   Registration Procedures.

     5.01 Preparation and Filing. If and whenever the Company is required to use its reasonable best efforts to, or proposes to, effect or cause the registration of any Registrable Securities pursuant to a Registration Statement under the Securities Act, the Company will:

          (a) promptly prepare and file with the Commission (in the case of a registration pursuant to Section 2, such filing to be made within 40 days after the initial request to register Registrable Securities pursuant thereto) a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective until the earlier of (i) the disposition of the Registered Securities and (ii) 180 days after the effective date of such Registration Statement, as such 180 day period may be extended in a manner consistent with
Section 5.02;

          (b) otherwise use its best efforts to comply in all material respects with all applicable rules and regulations of the Commission;

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          (c) use its best efforts (i) to cause all the Registered Securities to be listed on the national securities exchange on which the Common Stock of the Company is then listed (currently the New York Stock Exchange), if the listing of the Registered Securities is then permitted under the rules of such exchange or (ii) if the Common Stock of the Company is not listed on any national securities exchange or such listing of the Registered Securities is not possible, to secure the listing of all the Registered Securities with the Nasdaq Stock Market, Inc.;

          (d) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions (including, without limitation, participating and causing the Company's senior executives to participate, in a road show and otherwise cooperating as reasonably requested in the selling efforts with respect to the Registered Securities) as the Participating Stockholders shall reasonably request in order to expedite or facilitate the disposition of such Registered Securities;

          (e) on the effective date of the Registration Statement or, in the case of an underwritten offering, on the date of delivery (including delivery pursuant to the exercise of any over-allotment option) of the Registered Securities sold pursuant thereto, cause to be delivered to the Participating Stockholders and the underwriters or agents, if any, opinions of counsel for the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the underwriters or agents, if any, and counsel for the Participating Stockholders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings. Immediately prior to the effectiveness of the Registration Statement or, in the case of an underwritten offering, at the time of delivery of any Registered Securities sold pursuant thereto, the Company shall cause to be delivered to the Participating Stockholders and underwriters or agents, if any, comfort letters from the independent public accountants of the Company stating that such accountants are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations of the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by such letters of the independent public accountants delivered in connection with primary underwritten public offerings;

          (f) make available for inspection by the Participating Stockholders, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Participating Stockholders or any such underwriter, all pertinent financial and other records, pertinent corporation documents and properties of the Company, and cause all of the officers, directors and employees of the Company to be available to respond to questions and to supply all information, in each case as reasonably requested by the Participating Stockholders, underwriter, attorney, accountant or agent in connection with such Registration Statement;

          (g) permit the Participating Stockholders to participate in the preparation of such Registration Statement and to require the insertion therein of material furnished to the Company in writing which in the judgment of the Participating Stockholders should be included and which is reasonably acceptable to the Company;

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

          (h) use best efforts to prevent the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time;

          (i) not at any time file or make any amendment to the Registration Statement, or any amendment of or supplement to the Prospectus (excluding the documents incorporated by reference into the Prospectus), of which the Participating Stockholders and the managing underwriter or agent shall not have previously been advised and furnished a copy or to which the Participating Stockholders, the managing underwriter or agent, or counsel for the Participating Stockholders or counsel for the underwriter or agent shall reasonably object;

          (j) furnish to each Participating Stockholder and to the managing underwriter or agent, without charge, one signed copy of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith, including documents incorporated by reference into the Prospectus, and one signed copy of all consents and certificates of experts, and furnish to the managing underwriter, for each other underwriter participating in an underwritten offering, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as the managing underwriter may reasonably request;

          (k) deliver to each Participating Stockholder, underwriter or agent participating in such offering, without charge, as many copies of each preliminary prospectus as such Stockholder, underwriter or agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will deliver to each Stockholder, underwriter or agent participating in such offering, without charge, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as supplemented or amended) as such Stockholder, underwriter or agent may reasonably request;

          (l) comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, and the Exchange Act and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Registered Securities in accordance with the intended method or methods of distribution contemplated in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registered Securities any event shall occur or condition exist as a result of which it is necessary or desirable, based on the advice of counsel for the Participating Stockholders, counsel for the underwriters or agents or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary or desirable, based on the advice of any such counsel, at any such time to amend the Registration Statement or amend or supplement such Prospectus of the Company, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; and

          (m) make such representations and warranties to the Participating Stockholders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings.

     5.02 Amendments. In connection with any Registration Statement filed pursuant to this Agreement, the Company shall file any post-effective amendment or amendments to the Registration Statement which may be required under the Securities Act during the period required to effect the distribution contemplated thereby; provided that the Company shall not be required to file any post-effective amendment to any Registration Statement described in Section 2 more than 180 days after the effective date of the Registration Statement, provided, further, that such 180-day period shall be extended (i) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registered Securities and (ii) by the number of days during the period from and including the date when the Participating Stockholders shall have received a notice to cease making offers and sales delivered pursuant to Section 5.03 until the date when the Participating Stockholders shall have received a copy of the supplemented or amended Prospectus contemplated by Section 5.03.

     5.03  Notification of Certain Events.

          (a) During the period for which the Company is required to file and keep effective a Registration Statement pursuant to this Agreement, the Company shall promptly notify the Participating Stockholders during the period such Registration Statement is required to remain effective, or at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or the existence of any fact, as a result of which the Registration Statement or such Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing. The Participating Stockholders agree, upon receipt of such notice, forthwith to cease making offers and sales of such securities pursuant to such Registration Statement or deliveries of the Prospectus contained therein for any purpose and to return to the Company the copies of such Prospectus not theretofore delivered by such Stockholders. Subject to
Section 5.02, the Company shall prepare and furnish to the Participating Stockholders and each underwriter a reasonable number of copies of any supplement to or amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchaser of the Registered Securities, such Prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

          (b) The Company will promptly notify the Participating Stockholders and the managing underwriter or agent, if any, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become

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

effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes.

     5.04 Provision of Information. As a condition to the obligation of the Company under Section 2 or Section 3 to cause a Registration Statement or an amendment to be filed or shares to be included in a Registration Statement, the Participating Stockholders shall provide such information and execute such documents, questionnaires, powers of attorney, underwriting agreements, other documents required under the terms of applicable underwriting arrangements and indemnities (including any agreement or undertaking relating to expenses, indemnification or other matters contemplated by this Agreement), as may reasonably be required by the Company or any underwriter in connection with such registration.

     5.05 Reports. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     5.06 State Securities Laws. In connection with the offering of any securities registered pursuant to this Agreement, the Company shall use its best efforts to qualify or register in a timely manner the securities to be sold under the securities or "blue sky" laws of such jurisdictions as may be reasonably requested by the Participating Stockholders and do any other acts and things which may be necessary or advisable to enable the Participating Stockholders or underwriter to consummate the disposition in such jurisdiction of such securities; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction in which it is not then qualified or to file any general consent to service of process.

6.   Registration Expenses.

          (a) Except as provided in Section 6(c) and 6(d), the Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement with respect to each registration pursuant to Section 2 and
Section 3, including:

               (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and as amended, any preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Participating Stockholders and the underwriters or agents, as the case may be;

               (ii) the preparation, printing and distribution of any underwriting or agency agreement, certificates representing the Registered Securities, any blue sky survey and other documents relating to the performance of or compliance by the Company with this Agreement;

               (iii) the fees and disbursements of the counsel and accountants of the Company and the reasonable fees and disbursements of one counsel retained by the Participating Stockholders pursuant to Section 6(b);

               (iv) the fees and disbursements of the underwriters or agents customarily paid by issuers or sellers of securities (including the reasonable costs of any road shows in connection with the disposition thereof) and the reasonable fees and expenses of any special experts retained in connection with the Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, as referred to in Section 6(c);

               (v) the qualification of the Registered Securities under applicable securities laws and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Participating Stockholders and the underwriters or their agents, as the case may be, in connection therewith, in connection with any blue sky survey and in connection with any reserve share program; and

               (vi) all fees and expenses incurred in connection with the listing of any of the Registered Securities on any securities exchange or other trading market.

               (b) In connection with the filing of each Registration Statement, the Company will reimburse the Participating Stockholders for the reasonable fees and disbursements of one firm of legal counsel, which shall be chosen by the Participating Stockholders and shall be reasonably satisfactory to the Company.

               (c) The Participating Stockholders will pay and bear all costs and expenses incident to the delivery of the Registered Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Registered Securities to the purchaser thereof and any underwriter discounts or commissions payable to underwriters or their agents in connection therewith.

               (d) If the Participating Stockholders withdraw Registrable Securities such that less than 500,000 shares of Registrable Securities are to be included in a Demand Registration Statement requested pursuant to
     Section 2 and subsequently such Demand Registration Statement is not filed and declared effective, or if the Stockholder withdraws any Demand Registration Statement filed with the Commission pursuant to Section 2 prior to the effective time of such Demand Registration Statement, at the election of the Stockholders, either (i) the Stockholders shall bear the expenses pertaining to such demand registration or (ii) such demand registration shall be deemed to be one of the four demand registrations that the Stockholders are entitled to request pursuant to Section 2.02(a).

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7.   Indemnification.

     7.01 Indemnification by the Company. In connection with any registration of securities pursuant to this Agreement, to the extent permitted by law, the Company shall indemnify and hold harmless the Participating Stockholders and each officer, director and employee of the Participating Stockholders, each underwriter, if any, for the sale or distribution of the shares of the Participating Stockholders, and each Person, if any, who controls the Participating Stockholders or underwriter (within the meaning of the Securities Act or the Exchange Act) (such holder and any such other Person being hereinafter an "Indemnitee") (i) against any and all losses, claims, damages and expenses whatsoever to which such Indemnitee may become subject, to the extent such losses, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all losses, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Participating Stockholders and by the underwriters or agents), reasonably incurred in investigating, preparing for or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that the Company shall not be required to indemnify and hold harmless or reimburse an Indemnitee to the extent that any such loss, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any document made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee expressly for use in the preparation of such documents. If the offering pursuant to any Registration Statement provided for under this Agreement is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify the Participating Stockholders or any other Indemnitee pursuant to this Section 7 provided that the Company shall not be required to indemnify any Indemnitees, to the extent that the loss, claim, damage, liability (or actions in respect thereof) or expense for which indemnification is claimed results from the failure by such Indemnitee to send or give a copy of the amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus. If the offering pursuant to any Registration Statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors (including without limitation each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act), to the same extent as hereinbefore provided with respect to the indemnification of Indemnitees; provided that the Company shall not be required to indemnify any such underwriter, or any officer, director or affiliate of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or actions in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or to give a copy of the amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

     7.02 Indemnification by the Stockholder. In connection with any Registration Statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such Registration Statement or prospectus and shall, to the extent permitted by law, indemnify and hold harmless the Company, its directors, officers and employees and each Person, if any, who controls the Company (within the meaning of the Securities Act or the Exchange Act) (the Company and any such other Person being hereinafter a "Company Indemnitee") against all losses, claims, damages or liabilities to which any such Company Indemnitee may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement, prospectus or any preliminary prospectus or any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholder expressly for use in the preparation of such documents; and, subject to Section 7.03, the Stockholder shall reimburse the Company Indemnitee for any legal or other expenses reasonably incurred by the Company Indemnitee in connection with investigating, preparing for or defending against any such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability of the Stockholder under this Section 7.02 shall be limited to an amount equal to the net proceeds actually received by the Stockholders (after deducting any underwriting discount and expenses) from the sale of securities effected pursuant to such registration.

     7.03 Indemnification Procedures. Promptly after receipt by an indemnified party under Section 7.01 or Section 7.02 of notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement, the indemnified party shall notify the indemnifying party thereof in writing and, unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, shall permit such indemnifying party to assume and control the defense of such claim at its expense with counsel reasonably satisfactory to such indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action except to the extent that such failure prevents the indemnifying party from contesting such action; provided, however that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. If the indemnifying party gives notice to such indemnified party of its election to assume and control the defense of such claim, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense or investigation of the action unless the indemnified party shall have given the indemnifying party notice of a conflict of interest with respect to such claim. The failure of an indemnifying party to give notice to the indemnified party of its election to assume and control the defense of any action for which notice has been received by the indemnifying party in accordance with this Section 7.03 within 45 days after the receipt of such notice shall constitute an election by the indemnifying party not to assume and control the defense of such action. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of separate counsel for such indemnified parties. No indemnified party shall be entitled to indemnification hereunder with respect to the consent to entry of any judgment or any settlement with respect to a claim entered into without the consent of the indemnifying party.

     7.04 Rights of Contribution. In order to provide for just and equitable contribution in circumstances under with the indemnity contemplated by Section
7.01 and Section 7.02 is for any reason not available, other than by reason of the exceptions provided therein, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Stockholder and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered (i) the relative fault of each party and (ii) if the allocation provided in clause (i) is not permitted by applicable law, the relative benefits received by each party from the offering of the Registered Securities. In determining the relative fault of any party, there shall be taken into consideration the relative knowledge of the parties and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and the Stockholder agree with each other that the Stockholder shall not be required to contribute any amount in excess of the amount the Stockholder would have been required to pay to an indemnified party if the indemnity under Section 7.02 were available. The Company and the Stockholder agree with each other and the underwriters of the Registered Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters are treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the public offering price of the Registered Securities. For purposes of this
Section 7.04, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company or the Stockholder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or the Stockholder, as the case may be.

8.   Standby.

     The Stockholders and the Company agree that with respect to any Registration Statement that the Company may file (other than on Form S-4 or Form S-8), including pursuant to a request under Section 2.01, neither the Stockholders nor the Company will, and the Company will cause its executive officers and request its directors not to, offer, sell or otherwise publicly distribute any equity securities of the Company (whether or not such securities are Registrable Securities, and however acquired), other than securities, if any, of the Stockholders or the Company included in such Registration Statement or securities offered or sold under employee benefit plans or under outstanding options, rights or other derivative securities of the Company or as may be otherwise agreed by the Company and the managing underwriter, during the period commencing 5 days before the date on which such Registration Statement is declared effective and ending on the earlier of (i) the last date upon which the Stockholders or the Company, as the case may be, is prohibited from effecting any such sale pursuant to any agreement entered into by and among any Stockholder, the Company and one or more of the underwriters with respect to such offering and (ii) 90 days after the date such Registration Statement is declared effective. The foregoing shall not, however, restrict the Stockholders from selling any securities of the Company at any time in private sales.

9.   Miscellaneous.

     9.01 Mergers and Other Transactions. The Company agrees that, as a condition to any merger, consolidation or the sale of all or substantially all of its assets in exchange for securities of another company, it will require the surviving, consolidated or purchasing corporation to enter into an agreement to register the securities of such surviving, consolidated or purchasing corporation, to be received by the Stockholders, on substantially the same terms and provisions as are provided in this Agreement.

     9.02  Assignment.  The registration rights contained in Section 2 and
Section 3 of this Agreement may be assigned by the initial Stockholder and each subsequent transferee of Registrable Securities to any transferee of Registrable Securities and any such assignment shall not eliminate or reduce the rights of the assignor as a Stockholder hereunder. This Agreement is not otherwise assignable other than by operation of law or with the consent of all parties hereto, and any purported assignment in violation hereof shall be null and void.

     9.03 Limitation of Registration Rights. Nothing contained in this Agreement shall create any obligation on behalf of the Company to register under the Securities Act any securities which are not Registrable Securities held by the Stockholders.

     9.04 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement. In particular, the Company will not grant any rights to any person other than the Stockholders to include any securities of the Company held by such person in any demand registration pursuant to Section 2.02 hereof. The Company has not previously entered into any agreement, with respect to any of its securities, granting any registration rights to any person, which agreement is in effect on the date hereof.

     9.05 Remedies. The Stockholders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     9.06 Notices. All notices and any other communications provided for or permitted hereunder shall be made by hand delivery or registered first-class mail:

           (a)   If to the Company:

                 Metromail Corporation
                 360 East 22nd Street
                 Lombard, Illinois 60148
                 Attn: Chief Financial Officer

           (b)   If to the Stockholders
                 R.R. Donnelley & Sons Company
                 77 West Wacker Drive
                 Chicago, Illinois 60601
                 Attn: Chief Financial Officer

     All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, and 5 business days after being deposited in the mail, postage prepaid, if mailed.

     9.07 Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     9.08 Headings. Section headings are inserted herein for convenience only and do not form a part of this Agreement.

     9.09 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts of law.

     9.10 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Stockholder shall be enforceable to the fullest extent permitted by law.

     9.11 Entire Agreement; Amendment. This agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein, and supersedes all prior written agreements, and negotiations and oral understandings, if any, with respect to its subject matter. This Agreement may not be amended, supplemented or discharged except by an instrument in writing signed by the Company and the Stockholders holding a majority of the then outstanding Registrable Securities.

                                    * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



METROMAIL CORPORATION

By: /s/ Thomas J. Quarles
   ---------------------------

Its: Senior Vice President
    --------------------------


R.R. DONNELLEY & SONS COMPANY

By:  /s/ W. Ed Tyler
   ---------------------------

Its: Executive Vice President
    --------------------------
                                      17